UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-00834
Name of Registrant:	Vanguard Windsor Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2014 – April 30, 2015

Item 1: Reports to Shareholders

Semiannual Report | April 30, 2015

Vanguard Windsor™ Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	26
Trustees Approve Advisory Arrangements.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended April 30, 2015
Total
Returns
Vanguard Windsor Fund
Investor Shares	5.67%
Admiral™ Shares	5.72
Russell 1000 Value Index	2.89
Multi-Cap Value Funds Average	3.82

Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2014, Through April 30, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor Fund
Investor Shares	$21.98	$22.06	$0.144	$0.963
Admiral Shares	74.17	74.42	0.539	3.248

1

Chairman’s Letter

Dear Shareholder,

Vanguard Windsor Fund turned in a strong performance for the six months ended April 30, 2015, outpacing its comparative standards by a comfortable margin.

The fund returned 5.67% for Investor Shares and 5.72% for the lower-cost Admiral Shares. That compares with the 3.82% average result of multi-capitalization value funds and the 2.89% return for the benchmark Russell 1000 Value Index.

The Windsor Fund also bested the broad stock market, which is notable because the value stocks that the fund specializes in were out of favor during the period. Growth stocks, particularly of the mid-and small-cap varieties, were the standout performers. The healthy returns of the fund’s stocks in the technology sector—an area it emphasized—contributed to results.

U.S. stocks closed out higher despite fluctuating returns

U.S. stocks returned almost 5% for the six months, despite stretches of shakiness. In two of those months, stocks declined. In two others, they were virtually unchanged or gained less than 1%. February’s surge of almost 6%, the largest monthly gain since October 2011, lifted overall returns for the period.

2

The Federal Reserve’s careful approach to potentially raising short-term interest rates helped stocks along, as did monetary stimulus efforts by other nations’ central banks. These factors offset concerns that ranged from Greece’s debt crisis to the negative effect of the strong U.S. dollar on the profits of U.S.-based multinational companies.

For U.S. investors, international stocks returned about 6%. Still, results were restrained by the dollar’s strength against many foreign currencies. Returns for the developed markets of the Pacific region, led by Japan, exceeded those of Europe and emerging markets. (You can read about Vanguard’s assessment of Japan’s economy in Japan: The Long Road Back to Inflation, available at vanguard.com/research. This is part of the Global Macro Matters series produced by our economists.)

Stimulus policies and demand have driven up bond prices

Like equities, bonds have benefited from accommodative monetary policies from the world’s central banks. Investor demand for the perceived safety of fixed income assets has also boosted bond returns.

The broad U.S. taxable bond market returned 2.06% for the period, and the yield of the 10-year U.S. Treasury note ended April at 2.04%, down from 2.31% six months earlier. (Bond prices and yields move in opposite directions.)

Market Barometer

	Total Returns
	Periods Ended April 30, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	4.75%	13.00%	14.47%
Russell 2000 Index (Small-caps)	4.65	9.71	12.73
Russell 3000 Index (Broad U.S. market)	4.74	12.74	14.33
FTSE All-World ex US Index (International)	6.00	3.53	6.40

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.06%	4.46%	4.12%
Barclays Municipal Bond Index (Broad tax-exempt market)	1.17	4.80	4.75
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.03	0.05

CPI
Consumer Price Index	-0.35%	-0.20%	1.65%

3

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –4.83%, affected by foreign currencies’ weakness relative to the dollar. For international bonds hedged to eliminate the effect of changes in currency exchange rates, results were positive.

Returns of money market funds and savings accounts remained checked by the Fed’s target of 0%–0.25% for short-term interest rates.

Advisors’ value-oriented approach fared well in the six-month period

You could think of the two advisors managing the Windsor Fund as stock market bargain hunters. Although there are differences in their approaches, both Wellington Management Company and Pzena Investment Management seek shares of companies that they view as undervalued by the market.

As I mentioned, the advisors were successful for the half year even though value stocks, on the whole, were out of favor. (Value stocks tend to sell at relatively low prices in relation to their earnings or book value, whereas growth stocks typically have higher valuations because of the earnings and revenue potential of the underlying companies.)

Of course, we wouldn’t expect the Windsor Fund to outshine its comparative standards in every period. The goal is long-term outperformance.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor Fund	0.38%	0.28%	1.18%

The fund expense ratios shown are from the prospectus dated February 25, 2015, and represent estimated costs for the current fiscal year.
For the six months ended April 30, 2015, the fund’s annualized expense ratios were 0.39% for Investor Shares and 0.29% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Multi-Cap Value Funds.

4

The active management of your fund’s advisors translates into results that will often differ from the pack. That’s because, in order to have a chance to outperform, the advisors must be willing to diverge from the holdings of the benchmark.

If you consult the fund profile that follows the Advisors’ Report, you’ll see how the fund strays from its benchmark in several ways, including number of holdings and weightings within the various sectors. Keep in mind that being out of step with the broad market or even a more narrowly defined value benchmark can lead to a bumpy performance at times. To realize the potential long-term benefits of investing in an actively managed fund such as the Windsor Fund, you have to be willing to weather the short-term disappointments that can occur when advisors’ choices run contrary to market sentiments.

In the latest six-month period, however, Windsor Fund shareholders faced few disappointments. The fund got a boost from the double-digit returns of its technology stocks, which fared much better than their counterparts in the benchmark. Its investments in volatile semiconductor stocks did especially well amid hopes for rising demand.

Throughout the half year, the fund had a substantially greater weighting in the technology sector than its benchmark. Tech stocks were once almost exclusively the domain of growth-style investors, but valuations have declined for shares of some older firms as the industry has matured. Value investors have increasingly turned to parts of the sector that are considered inexpensive relative to earnings and other metrics.

The fund also had solid returns in the health care and consumer discretionary sectors. Health care stocks benefited from a wave of merger and acquisition activity. Consumer discretionary shares were aided by optimism that falling gas prices would translate into more spending by consumers on other products and services. Of course, the drop in the price of oil wasn’t good for the energy sector, which registered a negative return. But the fund’s energy holdings didn’t fare as poorly as their counterparts in the benchmark.

You can find more information about the Windsor Fund’s performance and positioning in the Advisors’ Report that follows this letter.

Promoting good corporate governance is one way we protect your interests

Our core purpose is “to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.” This involves more than offering smart investments, trustworthy guidance, and low fees. It also means working with the companies held by Vanguard funds to make sure that your interests remain paramount.

5

How do we meet that responsiblity? As one of the world’s largest investment managers, we are making our voice heard in corporate boardrooms to promote the highest standards of stewardship. Our advocacy encompasses a range of corporate governance issues, including executive compensation and succession planning, board composition and effectiveness, oversight of strategy and risk, and communication with shareholders.

We also exert our influence in a very important way when Vanguard funds cast their proxy votes at companies’ shareholder meetings.

Most of these votes occur at this time of year, making it an appropriate time to remind you that we work hard to represent your best interests. Good governance, we believe, is essential for any company seeking to maximize its long-term returns to shareholders. You can learn more about our efforts at vanguard.com/corporategovernance.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 12, 2015

6

Advisors’ Report

For the fiscal half year ended April 30, 2015, Investor Shares of Vanguard Windsor Fund returned 5.67%, and lower-cost Admiral Shares returned 5.72%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the period and of how their portfolio positioning reflects this assessment. These reports were prepared on May 18, 2015.

Wellington Management Company llp

Portfolio Manager:

James N. Mordy,
Senior Managing Director
and Equity Portfolio Manager

During the past six months, U.S. stocks broadly edged higher and became more volatile. Investors were relatively cautious during the first half of the period, favoring utilities and low-beta stocks. But the trend reversed during the most recent three months, as the appetite for risk increased. Corporate earnings growth was constrained

Vanguard Windsor Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	69	12,869	Seeks to provide long-term total returns above both the
Company LLP			S&P 500 and value-oriented indexes over a complete
			market cycle through bottom-up, fundamentally driven
			stock selection focused on undervalued securities.

Pzena Investment Management,	29	5,467	Uses a fundamental, bottom-up, deep-value-oriented
LLC			investment strategy. Seeks to buy good businesses at
			low prices, focusing exclusively on companies that are
			underperforming their historically demonstrated
			earnings power.
Cash Investments	2	271	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

7

by the energy sector and the strength of the dollar. Investor anxiety increased about future U.S. interest rate policy and slower economic growth overseas. With valuations now leaving less room for error and no obvious new catalyst, some of the wind has come out of the equity market’s sails.

Our favorable relative results in the information technology sector continued. NXP Semiconductors appreciated strongly after announcing a merger with Freescale Semiconductor that will significantly enhance its position as a leading supplier to the automotive industry.

Although we have taken some profits among our winners, we still find the relative valuations of many semiconductor stocks to be quite reasonable. SanDisk, a maker of flash memory chips, was our one notable mistake in this group and our worst overall stock for the six months. The company lowered expectations in consecutive quarters after a variety of execution and operational issues. We sold the stock and moved on to others about which we have more conviction.

We benefited from our good stock selection and overweight position in health care—the second-best-performing sector in the S&P 500 Index. Health insurer Aetna, one of our larger holdings, returned more than 30% as earnings exceeded expectations, largely because of favorable medical cost trends. In response to the sector’s strength, we pared our oveweight-ing through significant net sales of health care services and pharmaceutical firms.

Oil prices plunged further after OPEC decided not to coordinate a production cut in late November, and energy was again the worst sector of the broad market. Prices of both the commodity and the stocks have firmed in recent months following aggressive drilling curtailments by most U.S. producers. We see this as a critical first step toward a more balanced global market.

Our stocks fared somewhat better than the overall S&P energy sector. Baker Hughes returned almost 30% as it agreed to a merger offer from competitor Halliburton that we believe will result in a much stronger combined entity.

Among producers, Concho Resources’ stock rose 15%. Well-positioned for the current downturn with excellent assets in the productive Permian Basin, Concho will cushion the impact of lower oil prices by driving down well service costs. We envision a continuing gradual recovery in energy fundamentals, but we acknowledge that many energy stocks now seem to be discounting higher prices after the recent run.

We lagged in the consumer discretionary and consumer staples sectors. Solid returns from Lowe’s, Delphi Automotive, and Newell Rubbermaid were not enough to offset the drag from Ralph Lauren, Brazilian food company BRF SA, and a handful of strong stocks that we didn’t own, including Kraft Foods, Amazon.com, and Starbucks.

8

A supportive macro backdrop of stronger job growth, increased consumer net worth, and lower energy costs led investors to bid up many consumer stocks, although consumer spending remained subdued. Our negative mid-teens returns from both Ralph Lauren and BRF SA were primarily a function of the strength of the U.S. dollar. We were net sellers during the period of both consumer discretionary and consumer staples stocks and are now underweighted in these sectors relative to the S&P 500.

The U.S. recovery is at a more advanced stage than most key foreign economies. We think prospective growth remains in the 3% range despite a very soft first quarter affected by weather, a West Coast port strike, and the impact of the strong dollar on trade. The immediate effect of lower oil prices has been to reduce investment spending; the likely benefit to consumer spending has not yet fully materialized.

European prospects appear to have brightened a bit, but the outlook in Japan, China, and other emerging markets is uncertain. We anticipate an initial tightening of short-term interest rates in the United States later this year, but the Fed will have to carefully balance the risks of a too-strong dollar as it considers its options.

We increased our ownership of the cyclical sectors during the period by becoming net buyers in financials, materials, and energy. Increased market volatility should play to our strengths to the extent that we can take advantage of opportunities to buy good, well-managed companies at temporarily depressed valuations.

Pzena Investment Management, LLC

Portfolio Managers:

Richard Pzena, Managing Principal
and Co-Chief Investment Officer

John P. Goetz, Managing Principal
and Co-Chief Investment Officer

U.S. equity markets advanced during the six months as the economy strengthened. Although growth companies led the way, the Russell 1000 Value index rose by 2.89%, driven by the consumer discretionary and health care sectors. Health care continued to benefit from strong pricing for managed care and pharmaceuticals.

Energy was the weakest sector, as oil prices remained volatile and under pressure. Our economically sensitive portfolio performed well ahead of the market with broad strength in most sectors, anchored by our financial and technology holdings.

In health care, national managed-care providers Cigna and Aetna led the way as investors gained comfort with the sustainability of earnings growth under the Affordable Care Act. Cigna delivered strong earnings driven by moderating medical loss ratio trends. It is projecting a 1%-to-3% rise in membership and a lower medical loss ratio that should

9

result in a 5%-to-10% growth in earnings. Aetna’s management also raised its guidance for 2015 in expectation of strong earnings growth.

Consumer discretionary holding Staples was the second-largest contributor after its announced merger with Office Depot. Management presented a high degree of confidence that the merger would generate more than $1 billion in net cost synergies in a short time. UBS also boosted results when the initial shock of the Swiss franc’s sharp rise moderated and the company reported positive earnings led by investment banking and trading revenues.

In energy, Brent crude oil continued its decline, and our integrated oil company holdings Royal Dutch Shell, ExxonMobil, and Murphy Oil fell in line. But after confirmation last November and shareholder approval in March of a merger with Halliburton, Baker Hughes shares rose more than 29%. Potentially one of the largest energy deals ever—merging the world’s second- and third-largest oilfield services firms—the combined entity will be a formidable international competitor to Schlumberger.

Genworth Financial, a seller of long-term care and mortgage insurance, declined after announcing a comprehensive review of its long-term care claims assumptions. Hewlett-Packard was also weak after lowering its guidance because of declining PC sales and adverse foreign currency moves.

We sold our position in General Motors and redeployed the proceeds into under-performing Ford Motor stock. Ford is a direct competitor with the same exposure to light trucks, a stronger balance sheet, more advanced technology, and a streamlined manufacturing process at roughly the same valuation.

We also initiated a position in CVS Health, the United States’ second-largest retail pharmacy chain and leading benefit manager. The company continues to gain market share by providing lower-cost services to health care providers and greater convenience to the customer.

We established a position in Stanley Black & Decker when its margins improved as it turned its focus away from acquisitions to operations. We also added Edison International, a regulated utility serving southern California. An enabler of California’s goals to reduce emissions, Edison should benefit from strong growth and a supportive regulatory climate.

We sold our position in General Dynamics as it reached fair value, and we reduced our positions in solid performers Becton Dickinson and Staples. We trimmed Masco as it advanced in anticipation of stronger housing demand. And we lessened our exposure to Kohl’s after we reassessed its earnings power in the face of online competition.

10

Windsor Fund

Fund Profile
As of April 30, 2015

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWNDX	VWNEX
Expense Ratio[1]	0.38%	0.28%
30-Day SEC Yield	1.37%	1.47%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	133	703	3,748
Median Market Cap	$32.8B	$57.7B	$50.1B
Price/Earnings Ratio	17.2x	17.8x	21.1x
Price/Book Ratio	2.0x	1.9x	2.8x
Return on Equity	15.5%	13.5%	17.9%
Earnings Growth
Rate	12.8%	9.1%	13.2%
Dividend Yield	1.8%	2.4%	1.9%
Foreign Holdings	12.9%	0.0%	0.0%
Turnover Rate
(Annualized)	27%	—	—
Short-Term
Reserves	0.7%	—	—

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.94	0.94
Beta	1.06	1.07

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Bristol-Myers Squibb Co. Pharmaceuticals		2.2%
American International
Group Inc.	Multi-line Insurance	2.2
Citigroup Inc.	Diversified Banks	2.1
MetLife Inc.	Life & Health
	Insurance	2.0
Aetna Inc.	Managed Health
	Care	1.9
Wells Fargo & Co.	Diversified Banks	1.8
NXP Semiconductors NV Semiconductors		1.8
Medtronic plc	Health Care
	Equipment	1.6
Eaton Corp. plc	Electrical
	Components &
	Equipment	1.5
Cisco Systems Inc.	Communications
	Equipment	1.5
Top Ten		18.6%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 25, 2015, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2015, the annualized expense ratios were 0.39% for Investor Shares and 0.29% for Admiral Shares.

11

Windsor Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Consumer
Discretionary	11.3%	6.6%	13.2%
Consumer Staples	4.3	7.0	8.3
Energy	11.4	11.4	7.8
Financials	28.0	29.5	17.5
Health Care	15.0	14.4	14.2
Industrials	8.1	10.3	11.0
Information
Technology	17.3	9.3	19.2
Materials	3.2	3.2	3.6
Telecommunication
Services	0.2	2.2	2.1
Utilities	1.2	6.1	3.1

12

Windsor Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2004, Through April 30, 2015

Note: For 2015, performance data reflect the six months ended April 30, 2015.

Average Annual Total Returns: Periods Ended March 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	10/23/1958	9.71%	14.04%	7.27%
Admiral Shares	11/12/2001	9.84	14.15	7.39

See Financial Highlights for dividend and capital gains information.

13

Windsor Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.7%)[1]
Consumer Discretionary (11.0%)
	Lennar Corp. Class A	5,117,990	234,404
	Newell Rubbermaid Inc.	6,066,900	231,331
	Delphi Automotive plc	2,749,600	228,217
	Lowe’s Cos. Inc.	2,893,100	199,219
	Ford Motor Co.	10,249,500	161,942
	Ralph Lauren Corp.
	Class A	1,012,200	135,038
*	Toll Brothers Inc.	3,785,600	134,540
	TJX Cos. Inc.	1,854,300	119,676
*	TRW Automotive
	Holdings Corp.	1,020,000	107,161
	DR Horton Inc.	3,553,000	90,246
*	News Corp. Class A	5,447,250	85,958
	Staples Inc.	5,025,771	82,021
	Omnicom Group Inc.	1,057,550	80,120
	Interpublic Group
	of Cos. Inc.	2,732,025	56,935
	Comcast Corp. Special
	Class A	954,200	54,952
	Kohl’s Corp.	343,475	24,610
*	News Corp. Class B	1,469,052	22,873
			2,049,243
Consumer Staples (4.1%)
	CVS Health Corp.	2,296,925	228,062
	BRF SA ADR	7,105,300	152,551
	Ingredion Inc.	1,718,917	136,482
	Wal-Mart Stores Inc.	1,321,900	103,174
	Japan Tobacco Inc.	2,673,900	93,375
	Kellogg Co.	819,900	51,924
			765,568
Energy (11.1%)
	Pioneer Natural
	Resources Co.	1,299,500	224,528
	BP plc ADR	4,856,800	209,619
	Baker Hughes Inc.	2,943,050	201,481
	Royal Dutch Shell plc
	ADR	3,067,206	194,553

*	Southwestern
	Energy Co.	5,461,600	153,089
	Canadian Natural
	Resources Ltd.	4,593,700	152,740
	Halliburton Co.	3,108,500	152,161
	Cameco Corp.	8,344,000	146,687
	Exxon Mobil Corp.	1,552,175	135,614
*	Cobalt International
	Energy Inc.	11,990,468	128,298
	Valero Energy Corp.	1,654,900	94,164
	Anadarko Petroleum Corp. 937,000		88,172
*	Concho Resources Inc.	692,400	87,699
	Murphy Oil Corp.	826,350	39,342
	Apache Corp.	528,575	36,155
	National Oilwell Varco Inc.	387,700	21,095
			2,065,397
Financials (27.4%)
	American International
	Group Inc.	7,120,700	400,824
	Citigroup Inc.	7,480,775	398,875
	MetLife Inc.	7,368,125	377,911
	Wells Fargo & Co.	6,114,150	336,890
	XL Group plc Class A	6,664,825	247,132
	Ameriprise Financial Inc.	1,970,000	246,802
	Bank of America Corp.	14,865,900	236,814
	Unum Group	6,867,600	234,597
	Principal Financial
	Group Inc.	4,484,200	229,232
	PNC Financial Services
	Group Inc.	1,968,350	180,557
	Weyerhaeuser Co.	5,463,900	172,167
	JPMorgan Chase & Co.	2,330,400	147,421
	SL Green Realty Corp.	1,131,800	138,487
	Torchmark Corp.	2,439,900	136,903
	Public Storage	703,100	132,119
	Julius Baer Group Ltd.	2,447,371	128,097
*	UBS Group AG	6,067,175	121,768
	Voya Financial Inc.	2,725,700	115,406
	Goldman Sachs Group Inc.	573,900	112,725
	Morgan Stanley	2,982,366	111,272
	Zions Bancorporation	3,654,044	103,537

14

Windsor Fund

			Market
			Value•
		Shares	($000)
	Axis Capital Holdings Ltd.	1,602,221	83,412
	State Street Corp.	1,071,075	82,601
	Bank of Nova Scotia	1,496,600	82,527
	Franklin Resources Inc.	1,523,775	78,566
	Willis Group Holdings plc	1,261,950	61,369
	Fifth Third Bancorp	2,857,550	57,151
	Progressive Corp.	2,074,375	55,303
	Citizens Financial
	Group Inc.	2,062,250	53,722
	Comerica Inc.	1,132,600	53,697
	KeyCorp	3,482,075	50,316
	Regions Financial Corp.	4,739,400	46,588
	Invesco Ltd.	695,225	28,796
	Hartford Financial
	Services Group Inc.	657,900	26,823
*	Genworth Financial Inc.
	Class A	2,832,750	24,900
			5,095,307
Health Care (14.6%)
	Bristol-Myers Squibb Co.	6,317,900	402,640
	Aetna Inc.	3,277,156	350,230
	Medtronic plc	3,912,244	291,267
	Merck & Co. Inc.	3,439,400	204,851
	AstraZeneca plc ADR	2,974,000	203,659
*	Mylan NV	1,975,700	142,764
	Cigna Corp.	1,053,164	131,266
	UnitedHealth Group Inc.	1,153,300	128,478
	Abbott Laboratories	2,532,575	117,562
	Eli Lilly & Co.	1,466,800	105,419
	Johnson & Johnson	1,018,700	101,055
	Baxter International Inc.	1,197,863	82,341
*	Express Scripts
	Holding Co.	918,700	79,376
	McKesson Corp.	344,500	76,961
	Teva Pharmaceutical
	Industries Ltd. ADR	1,267,000	76,552
^	Sanofi	744,891	75,823
	Pfizer Inc.	1,770,875	60,086
	Becton Dickinson and Co.	370,100	52,136
*	Laboratory Corp. of
	America Holdings	251,775	30,102
			2,712,568
Industrials (7.9%)
	Eaton Corp. plc	4,116,800	282,948
*	Sensata Technologies
	Holding NV	3,462,200	191,148
	Raytheon Co.	1,745,300	181,511
	Honeywell
	International Inc.	1,498,300	151,209
	Parker-Hannifin Corp.	1,079,850	128,891
	American Airlines
	Group Inc.	2,569,300	124,059
	Stanley Black
	& Decker Inc.	1,137,175	112,239
	Norfolk Southern Corp.	1,096,900	110,622
	Rexel SA	5,393,069	101,641

	Masco Corp.	2,048,848	54,274
	L-3 Communications
	Holdings Inc.	211,050	24,252
			1,462,794
Information Technology (16.8%)
*	NXP Semiconductors NV	3,487,200	335,190
	Cisco Systems Inc.	9,662,825	278,579
*	Arrow Electronics Inc.	4,323,150	258,135
	Lam Research Corp.	2,999,200	226,679
	Avago Technologies
	Ltd. Class A	1,902,700	222,388
	Hewlett-Packard Co.	5,372,675	177,137
	Apple Inc.	1,304,800	163,296
	Microsoft Corp.	3,253,450	158,248
*	Check Point Software
	Technologies Ltd.	1,806,800	150,832
	Oracle Corp.	3,368,700	146,943
*	Google Inc. Class A	231,100	126,821
*	Micron Technology Inc.	4,342,800	122,163
	Accenture plc Class A	1,237,300	114,636
	Skyworks Solutions Inc.	1,232,800	113,726
*	Cognizant Technology
	Solutions Corp. Class A	1,817,800	106,414
	Intel Corp.	3,012,125	98,045
*	ARRIS Group Inc.	2,634,100	88,703
	Western Digital Corp.	807,600	78,935
	Analog Devices Inc.	966,500	59,768
	TE Connectivity Ltd.	865,010	57,566
	Corning Inc.	2,333,079	48,831
			3,133,035
Materials (3.1%)
	Celanese Corp. Class A	2,827,500	187,633
	Methanex Corp.	2,998,200	180,522
	Huntsman Corp.	6,310,800	145,464
	Reliance Steel
	& Aluminum Co.	1,017,900	65,878
			579,497
Other (0.3%)
2	Vanguard Value ETF	703,525	59,638

Telecommunication Services (0.2%)
	AT&T Inc.	815,225	28,239

Utilities (1.2%)
	Entergy Corp.	1,090,024	84,128
	PG&E Corp.	1,585,400	83,899
	Edison International	852,150	51,930
			219,957
Total Common Stocks
(Cost $13,817,998)			18,171,243
Temporary Cash Investments (2.2%)[1]
Money Market Fund (1.1%)
[3,4]	Vanguard Market Liquidity
	Fund, 0.121%	208,262,150	208,262

15

Windsor Fund

		Face	Market
		Amount	Value•
		($000)	($000)
Repurchase Agreement (0.5%)
	Bank of America Securities,
	LLC 0.110%, 5/1/15 (Dated
	4/30/15, Repurchase
	Value $102,200,000,
	collateralized by Government
	National Mortgage Assn.
	1.360%–5.508%, 2/20/24–
	3/20/65, with a value of
	$104,244,000)	102,200	102,200

U.S. Government and Agency Obligations (0.6%)
[5,6]	Fannie Mae Discount
	Notes, 0.140%, 7/8/15	5,000	4,999
[6,7]	Federal Home Loan
	Bank Discount Notes,
	0.065%, 5/13/15	2,600	2,600
[6,7]	Federal Home Loan
	Bank Discount Notes,
	0.070%, 5/15/15	4,000	4,000
7	Federal Home Loan
	Bank Discount Notes,
	0.060%–0.075%,
	5/22/15	58,240	58,237
7	Federal Home Loan
	Bank Discount Notes,
	0.060%, 5/27/15	36,760	36,757
			106,593
Total Temporary Cash Investments
(Cost $417,057)			417,055
Total Investments (99.9%)
(Cost $14,235,055)			18,588,298

Market
Value•
($000)
Other Assets and Liabilities (0.1%)
Other Assets	317,465
Liabilities[4]	(298,903)
18,562
Net Assets (100%)	18,606,860

At April 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	13,421,085
Undistributed Net Investment Income	94,217
Accumulated Net Realized Gains	739,711
Unrealized Appreciation (Depreciation)
Investment Securities	4,353,243
Futures Contracts	(1,336)
Foreign Currencies	(60)
Net Assets	18,606,860

Investor Shares—Net Assets
Applicable to 268,000,252 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,912,195
Net Asset Value Per Share—
Investor Shares	$22.06

Admiral Shares—Net Assets
Applicable to 170,576,122 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	12,694,665
Net Asset Value Per Share—
Admiral Shares	$74.42

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $64,079,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.8% and 1.1%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $66,955,000 of collateral received for securities on loan.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Securities with a value of $9,499,000 have been segregated as initial margin for open futures contracts.
7 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Windsor Fund

Statement of Operations

Six Months Ended
April 30, 2015
($000)
Investment Income
Income
Dividends[1,2]	198,878
Interest[2]	260
Securities Lending	304
Total Income	199,442
Expenses
Investment Advisory Fees—Note B
Basic Fee	11,768
Performance Adjustment	3,318
The Vanguard Group—Note C
Management and Administrative—Investor Shares	6,355
Management and Administrative—Admiral Shares	6,684
Marketing and Distribution—Investor Shares	501
Marketing and Distribution—Admiral Shares	771
Custodian Fees	77
Shareholders’ Reports—Investor Shares	28
Shareholders’ Reports—Admiral Shares	25
Trustees’ Fees and Expenses	16
Total Expenses	29,543
Net Investment Income	169,899
Realized Net Gain (Loss)
Investment Securities Sold[2]	728,385
Futures Contracts	18,136
Foreign Currencies	(953)
Realized Net Gain (Loss)	745,568
Change in Unrealized Appreciation (Depreciation)
Investment Securities	112,644
Futures Contracts	(6,621)
Foreign Currencies	140
Change in Unrealized Appreciation (Depreciation)	106,163
Net Increase (Decrease) in Net Assets Resulting from Operations	1,021,630

1 Dividends are net of foreign withholding taxes of $2,052,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $713,000, $169,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Windsor Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	169,899	241,619
Realized Net Gain (Loss)	745,568	1,596,737
Change in Unrealized Appreciation (Depreciation)	106,163	449,894
Net Increase (Decrease) in Net Assets Resulting from Operations	1,021,630	2,288,250
Distributions
Net Investment Income
Investor Shares	(38,343)	(91,690)
Admiral Shares	(88,517)	(139,380)
Realized Capital Gain
Investor Shares	(256,420)	—
Admiral Shares	(533,404)	—
Total Distributions	(916,684)	(231,070)
Capital Share Transactions
Investor Shares	(1,308,087)	(810,259)
Admiral Shares	1,746,935	545,483
Net Increase (Decrease) from Capital Share Transactions	438,848	(264,776)
Total Increase (Decrease)	543,794	1,792,404
Net Assets
Beginning of Period	18,063,066	16,270,662
End of Period[1]	18,606,860	18,063,066
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $94,217,000 and $52,131,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Windsor Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$21.98	$19.50	$14.66	$12.92	$12.56	$10.97
Investment Operations
Net Investment Income	.193[1]	.279	.255	.252	.184	.190[2]
Net Realized and Unrealized Gain (Loss)
on Investments	.994	2.467	4.839	1.729	.346	1.586
Total from Investment Operations	1.187	2.746	5.094	1.981	.530	1.776
Distributions
Dividends from Net Investment Income	(.144)	(. 266)	(. 254)	(. 241)	(.170)	(.186)
Distributions from Realized Capital Gains	(.963)	—	—	—	—	—
Total Distributions	(1.107)	(. 266)	(. 254)	(. 241)	(.170)	(.186)
Net Asset Value, End of Period	$22.06	$21.98	$19.50	$14.66	$12.92	$12.56

Total Return[3]	5.67%	14.14%	35.17%	15.56%	4.15%	16.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,912	$7,179	$7,126	$6,711	$6,736	$7,999
Ratio of Total Expenses to
Average Net Assets[4]	0.39%	0.38%	0.37%	0.35%	0.39%	0.33%
Ratio of Net Investment Income to
Average Net Assets	1.58%[1]	1.33%	1.49%	1.80%	1.34%	1.59%[2]
Portfolio Turnover Rate	27%	38%	40%	68%	49%	50%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.052 and 0.24%, respectively, resulting from income received from Covidien Ltd. in January 2015.
2 Net investment income per share and the ratio of net investment income to average net assets include $.036 and 0.29%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co. in November 2009.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.03%, 0.02%, (0.01%), 0.03%, and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

19

Windsor Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$74.17	$65.81	$49.47	$43.59	$42.37	$37.01
Investment Operations
Net Investment Income	.704[1]	1.016	. 924	. 900.664		.685 [2]
Net Realized and Unrealized Gain (Loss)
on Investments	3.333	8.314	16.329	5.844	1.171	5.348
Total from Investment Operations	4.037	9.330	17.253	6.744	1.835	6.033
Distributions
Dividends from Net Investment Income	(. 539)	(. 970)	(. 913)	(. 864)	(. 615)	(. 673)
Distributions from Realized Capital Gains	(3.248)	—	—	—	—	—
Total Distributions	(3.787)	(. 970)	(. 913)	(. 864)	(. 615)	(. 673)
Net Asset Value, End of Period	$74.42	$74.17	$65.81	$49.47	$43.59	$42.37

Total Return[3]	5.72%	14.24%	35.32%	15.71%	4.26%	16.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,695	$10,884	$9,144	$5,795	$4,994	$4,680
Ratio of Total Expenses to
Average Net Assets[4]	0.29%	0.28%	0.27%	0.25%	0.29%	0.22%
Ratio of Net Investment Income to
Average Net Assets	1.68%[1]	1.43%	1.59%	1.90%	1.44%	1.70%[2]
Portfolio Turnover Rate	27%	38%	40%	68%	49%	50%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.176 and 0.24%, respectively, resulting from income received from Covidien Ltd. in January 2015.
2 Net investment income per share and the ratio of net investment income to average net assets include $.120 and 0.29%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co. in November 2009.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.03%, 0.02%, (0.01%), 0.03%, and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

20

Windsor Fund

Notes to Financial Statements

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

21

Windsor Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2015, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2011–2014), and for the period ended April 30, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged

22

Windsor Fund

administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2015, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP and Pzena Investment Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company LLP is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. The basic fee of Pzena Investment Management, LLC, is subject to quarterly adjustments based on performance since October 31, 2012, relative to the Russell 1000 Value Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2015, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets, before an increase of $3,318,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At April 30, 2015, the fund had contributed capital of $1,671,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.67% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

23

Windsor Fund

The following table summarizes the market value of the fund’s investments as of April 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	17,772,307	398,936	—
Temporary Cash Investments	208,262	208,793	—
Futures Contracts—Liabilities[1]	(2,045)	—	—
Total	17,978,524	607,729	—
1 Represents variation margin on the last day of the reporting period.

E. At April 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2015	1,480	153,839	(1,644)
S&P 500 Index	June 2015	111	57,689	308
				(1,336)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2015, the cost of investment securities for tax purposes was $14,235,055,000. Net unrealized appreciation of investment securities for tax purposes was $4,353,243,000, consisting of unrealized gains of $4,743,157,000 on securities that had risen in value since their purchase and $389,914,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended April 30, 2015, the fund purchased $2,390,458,000 of investment securities and sold $2,662,822,000 of investment securities, other than temporary cash investments.

24

Windsor Fund

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	April 30, 2015		October 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	249,028	11,337	534,926	25,704
Issued in Lieu of Cash Distributions	286,970	13,717	89,500	4,227
Redeemed	(1,844,085)	(83,650)	(1,434,685)	(68,755)
Net Increase (Decrease)—Investor Shares	(1,308,087)	(58,596)	(810,259)	(38,824)
Admiral Shares
Issued	1,831,463	24,639	1,389,863	19,755
Issued in Lieu of Cash Distributions	586,580	8,316	128,650	1,799
Redeemed	(671,108)	(9,122)	(973,030)	(13,763)
Net Increase (Decrease)—Admiral Shares	1,746,935	23,833	545,483	7,791

I. Management has determined that no material events or transactions occurred subsequent to April 30, 2015, that would require recognition or disclosure in these financial statements.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended April 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor Fund	10/31/2014	4/30/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,056.75	$1.99
Admiral Shares	1,000.00	1,057.24	1.48
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.86	$1.96
Admiral Shares	1,000.00	1,023.36	1.45

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.39% for Investor Shares and 0.29% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Windsor Fund has renewed the fund’s investment advisory arrangements with Pzena Investment Management, LLC (Pzena), and Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

Pzena. Founded in 1995, Pzena is a global investment management firm that employs a classic value investment approach. Pzena seeks to buy good businesses at low prices, focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena conducts intensive fundamental research, buying companies only when the problems are judged to be temporary, management has a viable strategy to generate earnings recovery, and there is meaningful downside protection in case earnings do not recover. Pzena has advised a portion of the fund since 2012.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. Using a bottom-up, fundamentally driven approach, Wellington Management invests in solid companies whose current fundamentals are depressed relative to longer-term earnings potential. The advisor has the ability to seek undervalued stocks across the capitalization spectrum. The investment team has the support of Wellington Management’s Global Industry Analysts in conducting its research-intensive approach. Wellington Management has advised the fund since its inception in 1958.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

28

The board did not consider profitability of Pzena or Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders will benefit from economies of scale because of breakpoints in the advisory fee schedules for Pzena and Wellington Management. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

29

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

30

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Controller Since July 2010. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and Other
Chairman of the Board of Hillenbrand, Inc. (specialized	Experience: Principal of The Vanguard Group, Inc.;
consumer services), and of Oxfam America; Director	Controller of each of the investment companies served
of SKF AB (industrial machinery), Hyster-Yale Materials	by The Vanguard Group; Assistant Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2001–2010).
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board	Thomas J. Higgins
to the Kellogg Institute for International Studies, both	Born 1957. Chief Financial Officer Since September
at the University of Notre Dame.	2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Mark Loughridge	Group, Inc.; Chief Financial Officer of each of the
Born 1953. Trustee Since March 2012. Principal	investment companies served by The Vanguard Group;
Occupation(s) During the Past Five Years and Other	Treasurer of each of the investment companies served
Experience: Senior Vice President and Chief Financial	by The Vanguard Group (1998–2008).
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan	Kathryn J. Hyatt
Committee (2004–2013); Director of the Dow Chemical	Born 1955. Treasurer Since November 2008. Principal
Company; Member of the Council on Chicago Booth.	Occupation(s) During the Past Five Years and Other
Experience: Principal of The Vanguard Group, Inc.;
Scott C. Malpass	Treasurer of each of the investment companies served
Born 1962. Trustee Since March 2012. Principal	by The Vanguard Group; Assistant Treasurer of each of
Occupation(s) During the Past Five Years and Other	the investment companies served by The Vanguard
Experience: Chief Investment Officer and Vice	Group (1988–2008).
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of	Heidi Stam
Business at Notre Dame; Member of the Notre Dame	Born 1956. Secretary Since July 2005. Principal
403(b) Investment Committee; Board Member of	Occupation(s) During the Past Five Years and Other
TIFF Advisory Services, Inc., and Catholic Investment	Experience: Managing Director of The Vanguard
Services, Inc. (investment advisors); Member of	Group, Inc.; General Counsel of The Vanguard Group;
the Investment Advisory Committee of Major	Secretary of The Vanguard Group and of each of the
League Baseball.	investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
André F. Perold	Marketing Corporation.
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other	Vanguard Senior ManagementTeam
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Mortimer J. Buckley	Chris D. McIsaac
(retired 2011); Chief Investment Officer and Managing	Kathleen C. Gubanich	Michael S. Miller
Partner of HighVista Strategies LLC (private investment	Paul A. Heller	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the	Founder
Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q222 062015

Semiannual Report | April 30, 2015

Vanguard Windsor™ II Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	28
Trustees Approve Advisory Arrangements.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended April 30, 2015
Total
Returns
Vanguard Windsor II Fund
Investor Shares	3.65%
Admiral™ Shares	3.70
Russell 1000 Value Index	2.89
Large-Cap Value Funds Average	3.46

Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2014, Through April 30, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor II Fund
Investor Shares	$39.59	$37.89	$0.415	$2.613
Admiral Shares	70.27	67.25	0.767	4.636

Chairman’s Letter

Dear Shareholder,

Vanguard Windsor II Fund performed respectably over the six months ended April 30, 2015, even without receiving a big boost from recent stock market trends. Investors largely favored growth stocks over value and mid-capitalization stocks over large- and small-cap. The Windsor II Fund generally emphasizes stocks in the large-cap value category.

Windsor II returned 3.65% for Investor Shares and 3.70% for Admiral Shares for the period, ahead of the 2.89% return of the benchmark Russell 1000 Value Index and a shade better than the average return of its large-cap value peers.

The fund’s health care and consumer discretionary holdings contributed most to the outperformance and offset relatively subdued returns from the financial and industrial sectors.

U.S. stocks closed out higher despite fluctuating returns

U.S. stocks returned about 5% for the six months, despite stretches of shakiness. In two of those months, stocks declined. In two others, they were virtually unchanged or gained less than 1%. February’s surge of almost 6%, the largest monthly gain since October 2011, lifted stocks over the period.

The Federal Reserve’s careful approach to potentially raising short-term interest rates helped stocks along, as did monetary stimulus efforts by other nations’ central banks. These factors offset concerns that included Greece’s debt crisis and the negative effect of the strong U.S. dollar on the profits of U.S.-based multinational companies.

For U.S. investors, international stocks returned 6%. Still, results were restrained by the dollar’s strength against many foreign currencies. Returns for the developed markets of the Pacific region, led by Japan, exceeded those of Europe and emerging markets. (You can read about Vanguard’s assessment of Japan’s economy in Japan: The Long Road Back to Inflation, available at vanguard.com/research. This is part of the Global Macro Matters series produced by our economists.)

Stimulus policies and demand have driven up bond prices

Like equities, bonds have benefited from accommodative monetary policies from the world’s central banks. Investor demand for the perceived safety of fixed income assets has also boosted bond returns.

The broad U.S. taxable bond market returned 2.06% for the period, and the yield of the 10-year U.S. Treasury note ended April at 2.04%, down from 2.31% six months earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –4.83% as foreign

Market Barometer

	Total Returns
	Periods Ended April 30, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	4.75%	13.00%	14.47%
Russell 2000 Index (Small-caps)	4.65	9.71	12.73
Russell 3000 Index (Broad U.S. market)	4.74	12.74	14.33
FTSE All-World ex US Index (International)	6.00	3.53	6.40

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.06%	4.46%	4.12%
Barclays Municipal Bond Index (Broad tax-exempt market)	1.17	4.80	4.75
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.03	0.05

CPI
Consumer Price Index	-0.35%	-0.20%	1.65%

currencies’ weakness relative to the dollar affected results. For international bonds hedged to eliminate the effect of changes in currency exchange rates, returns were positive.

Returns of money market funds and savings accounts remained checked by the Fed’s target of 0%–0.25% for short-term interest rates.

Value stocks weren’t in vogue, but the fund posted solid results

Vanguard Windsor II Fund is managed by five advisors: Barrow, Hanley, Mewhinney & Strauss; Hotchkis and Wiley Capital Management; Lazard Asset Management; Sanders Capital; and Vanguard Equity Investment Group, through its Quantitative Equity Group. Although each manages its own piece of the portfolio, all five share a long-term philosophy and value-oriented approach.

The advisors look for quality companies that are considered to be not fully appreciated by the market, and they are generally committed to holding those companies as long as valuations are attractive and the outlook positive. As I mentioned earlier, value stocks weren’t particularly popular over the recent period, but Windsor II’s performance was sound.

Health care and consumer discretionary stocks contributed the most to results. Pharmaceutical companies stood out with combinations of strong drug

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor II Fund	0.36%	0.28%	1.13%

The fund expense ratios shown are from the prospectus dated February 25, 2015, and represent estimated costs for the current fiscal year.
For the six months ended April 30, 2015, the fund’s annualized expense ratios were 0.34% for Investor Shares and 0.26% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Large-Cap Value Funds.

pipelines, pricing advantages, diverse business lines, and dominance in particular fields or categories. To a smaller degree, the fund also did well in the managed-care segment.

The advisors’ consumer discretionary holdings and exposure boosted performance. Consumer discretionary stocks as a group have generally been strong in recent years, but the segments that make up the sector don’t move in sync. Strength among the fund’s general merchandise stores, automobile manufacturers and component companies, consumer service firms, and cruise lines offset weakness among media and specialty retailers.

Although the information technology sector’s growth slowed over the period, Windsor II’s holdings fared better than those in the benchmark. Most of the strength came from the hardware and software industries as mobile technology expands throughout the United States and the world.

Returns were less impressive in financials and industrials relative to the benchmark. Consumer finance firms struggled, and the fund had limited or no exposure to the more productive asset managers, investment banks, and brokerage companies. In industrials, Windsor II’s aerospace and defense, industrial conglomerate, and electrical equipment holdings didn’t keep pace with those in the benchmark. The fund’s energy stocks returned about –5% as the decline in oil prices weighed on most of the sector.

You can find more information on the fund’s positioning and performance in the Advisors’ Report that follows this letter.

Promoting good corporate governance is one way we protect your interests

Our core purpose is “to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.” This involves more than offering smart investments, trustworthy guidance, and low fees. It also means working with the companies held by Vanguard funds to make sure that your interests remain paramount.

How do we meet that responsibility? As one of the world’s largest investment managers, we are making our voice heard in corporate boardrooms to promote the highest standards of stewardship. Our advocacy encompasses a range of corporate governance issues, including executive compensation and succession planning, board composition and effectiveness, oversight of strategy and risk, and communication with shareholders.

We also exert our influence in a very important way when Vanguard funds cast their proxy votes at companies’ shareholder meetings.

Most of these votes take place at this time of year, making it an appropriate time to remind you that we work hard to represent your best interests. Good governance, we believe, is essential for any company seeking to maximize its long-term returns to shareholders. You can learn more about our efforts at vanguard.com/corporategovernance.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 15, 2015

Advisors’ Report

For the six months ended April 30, 2015, Vanguard Windsor II Fund returned 3.65% for Investor Shares and 3.70% for Admiral Shares. Your fund is managed by five independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment. The table below lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have provided the following assessment of the investment environment during the past six months and the notable successes and shortfalls in their portfolios. These comments were prepared on May 19, 2015.

Vanguard Windsor II Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	60	29,908	Conducts fundamental research on individual stocks
Strauss, LLC			exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the broad
			market average and dividend yields above the broad
			market average.
Lazard Asset Management LLC	17	8,368	Employs a relative-value approach that seeks a
			combination of attractive valuation and high financial
			productivity. The process is research-driven, relying
			upon bottom-up stock analysis performed by the firm’s
			global sector analysts.
Hotchkis and Wiley Capital	12	6,119	Uses a disciplined investment approach, focusing on
Management, LLC			such investment parameters as a company’s tangible
			assets, sustainable cash flow, and potential for
			improving business performance.
Sanders Capital, LLC	11	5,467	Employs a traditional, bottom-up, fundamental research
			approach to identifying securities that are undervalued
			relative to their expected total return.
Vanguard Equity Investment	0	251	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, market
			sentiment, earnings quality and growth, and
			management decisions of companies versus their
			peers.
Cash Investments	0	147	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

Barrow, Hanley, Mewhinney &
Strauss, LLC

Portfolio Manager:

James P. Barrow, Executive Director

Associate Portfolio Managers:

Jeff Fahrenbruch, CFA,
Managing Director

David Ganucheau, CFA,
Managing Director

Equity markets appreciated at a more modest pace over the last six months, and volatility increased across most asset classes. Oil remained well below its highs and the U.S. dollar well above its lows. Long-term interest rates approached postcrisis lows in the United States and hit new lows in Europe.

Central bank policies are beginning to diverge: The European and Chinese central banks have implemented quantitative-easing programs, while the Federal Reserve is expected to raise short-term interest rates later this year—the first time in nine years. The United States has experienced an environment of low interest rates since the financial crisis that pushed some investors toward riskier lower-quality securities, but this may be coming to an end.

We remain focused on building a portfolio of higher-quality stocks trading at below-market valuations. There are many ways to define the quality of an investment, but the companies in our portfolio have higher-than-average returns on invested capital and free-cash-flow margins while returning a greater-than-average amount of the free cash flow to shareholders, especially through dividends.

The portfolio benefited from stock selection in the consumer discretionary sector, including Target and Ford. Energy was the weakest sector in the market, but the portfolio’s energy stocks outperformed slightly as a result of an overweighting in refining businesses that benefit from lower oil prices. Industrial and utility stocks hurt performance as CenterPoint Energy, Entergy, and Emerson Electric suffered from their exposure to lower energy prices.

Lazard Asset Management LLC

Portfolio Managers:

Andrew Lacey, Deputy Chairman

Christopher Blake, Managing Director

The S&P 500 Index rose 4.40% during the six-month period. Economic indicators were generally positive: Debt-to-GDP ratios continued to improve in the private and public sector, and job growth accelerated, reducing the unemployment rate to its long-term average. Market volatility picked up as mixed economic indicators created uncertainty around the timing of the Federal Reserve’s monetary tightening. However, investors were encouraged by comments from Fed officials suggesting that interest rates will remain low until the economic outlook further improves.

The portfolio benefited from stock selection in the health care sector. Top contributors were Zoetis and

Mylan. Selection in industrials, where top contributors included American Airlines and Rockwell Automation, also helped returns.

Stock selection in materials hurt performance. Key detractors included Carpenter Technology and Eastman Chemical; we sold Carpenter in April. Also hurting returns was selection in consumer staples, with Sysco and Molson Coors among the largest detractors.

Hotchkis and Wiley Capital
Management, LLC

Portfolio Managers:

George H. Davis, Jr.,
Chief Executive Officer

Sheldon J. Lieberman, Principal

The S&P 500 returned 4.40% over the six months. Performance dispersion between the market’s best-performing and worst-performing sectors was sizable. Consumer discretionary and health care returned about 12% and 7%, respectively, while energy and utilities returned about –5% and –1%, respectively. We believe crude oil prices are unsustainably low and should revert upward toward equilibrium levels; however, the timing of this reversion is difficult to predict. As a result, we have increased our energy weight in recent months but have done so cautiously.

We continue to view the financial sector as offering the most compelling valuation opportunity for the risks at hand, particularly the large money center banks. We believe these positions should perform disproportionately well with an improvement in regulatory transparency and/or a more conducive interest rate environment. Meanwhile, earnings across the broad market continue to beat consensus estimates despite raised expectations and the burden created by a stronger U.S. dollar.

The portfolio outperformed the Russell 1000 Value Index during the period. Stock selection was positive or neutral in eight of the ten S&P GICS sectors, with the strongest performance coming from health care. An overweight position in consumer discretionary and an underweight in energy also helped relative performance. Target, Oracle, and UnitedHealth Group were the largest individual contributors. Stock selection in energy and utilities modestly detracted from relative performance, with Royal Dutch Shell, Murphy Oil, and Cobalt the largest individual detractors.

Sanders Capital, LLC

Portfolio Managers:

Lewis A. Sanders, CFA,
Chief Executive Officer and
Co-Chief Investment Officer

John P. Mahedy, CPA,
Director of Research and
Co-Chief Investment Officer

Highly expansionary monetary policy by the world’s leading central banks is expected to result in faster economic growth in the United States and abroad. Our investments in the consumer, financial, and information technology sectors are well positioned to benefit from such an acceleration. In the case of our technology investments, stronger economic growth is expected to be augmented by new product introductions, which we believe will stimulate replacement of older equipment and, in some cases, create new product categories. Our health care-related investments remain attractive and offer ballast should the economy not respond as forecast. The year has started well, with investment returns ahead of the U.S. benchmark, thanks to our consumer and health care investments, particularly those domiciled in Europe. Further gains appear possible as the stocks in the portfolio are valued collectively at a substantial discount to the broad market average.

Vanguard Equity Investment Group

Portfolio Managers:

James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

For the half year, the fund’s benchmark, the Russell 1000 Value Index, returned 2.89%. Equities continued to produce solid returns with a few ups and downs. As measured by other Russell indexes, the broad U.S. equity market returned 4.74%, large-cap stocks 4.75%, and small-caps 4.65%. Value-oriented equities returned 2.82%, trailing the 6.59% return of growth stocks.

Our disciplined approach to stock selection uses a strict quantitative process that is systematic, not technical, and compares stocks in our investment universe within the same industry groups to identify those that have characteristics that we believe will outperform over the long run. Using the results of our fundamentally based model, we construct our portfolio with the goal of maximizing expected return while minimizing exposure to risks that our research indicates do not improve returns, such as industry selection and other risks relative to our benchmark.

Our stock selection results were best in industrials and health care; selections in materials and financials lagged. Overweight positions in Skyworks Solutions (+59.0%) and Aetna (+30.2%) contributed the most to our positive performance. Unfortunately, we had several detractors. An underweight to Target (+29.4%) and overweight to United States Steel (–39.8%) hurt overall results.

Windsor II Fund

Fund Profile
As of April 30, 2015

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWNFX	VWNAX
Expense Ratio[1]	0.36%	0.28%
30-Day SEC Yield	2.14%	2.22%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	258	703	3,748
Median Market Cap	$69.4B	$57.7B	$50.1B
Price/Earnings Ratio	17.6x	17.8x	21.1x
Price/Book Ratio	2.2x	1.9x	2.8x
Return on Equity	17.0%	13.5%	17.9%
Earnings Growth
Rate	10.2%	9.1%	13.2%
Dividend Yield	2.5%	2.4%	1.9%
Foreign Holdings	9.6%	0.0%	0.0%
Turnover Rate
(Annualized)	20%	—	—
Short-Term
Reserves	2.4%	—	—

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.96	0.94
Beta	0.96	0.96

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Systems Software	2.9%
Medtronic plc	Health Care
	Equipment	2.8
JPMorgan Chase & Co.	Diversified Banks	2.8
Wells Fargo & Co.	Diversified Banks	2.5
Pfizer Inc.	Pharmaceuticals	2.4
Citigroup Inc.	Diversified Banks	2.3
Sanofi	Pharmaceuticals	2.2
Philip Morris
International Inc.	Tobacco	2.2
PNC Financial Services
Group Inc.	Regional Banks	2.0
Anthem Inc.	Managed Health
	Care	1.9
Top Ten		24.0%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 25, 2015, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2015, the annualized expense ratios were 0.34% for Investor Shares and 0.26% for Admiral Shares.

Windsor II Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Consumer
Discretionary	11.8%	6.6%	13.2%
Consumer Staples	9.0	7.0	8.3
Energy	10.4	11.4	7.8
Financials	22.3	29.5	17.5
Health Care	16.6	14.4	14.2
Industrials	9.3	10.3	11.0
Information
Technology	14.3	9.3	19.2
Materials	0.5	3.2	3.6
Telecommunication
Services	2.8	2.2	2.1
Utilities	3.0	6.1	3.1

Windsor II Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2004, Through April 30, 2015

Note: For 2015, performance data reflect the six months ended April 30, 2015.

Average Annual Total Returns: Periods Ended March 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	6/24/1985	7.96%	12.69%	7.15%
Admiral Shares	5/14/2001	8.04	12.77	7.25

See Financial Highlights for dividend and capital gains information.

Windsor II Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.8%)[1]
Consumer Discretionary (11.5%)
	Target Corp.	12,126,300	955,916
	Ford Motor Co.	53,116,300	839,238
	Johnson Controls Inc.	15,076,400	759,549
	Advance Auto Parts Inc.	2,766,243	395,573
	Viacom Inc. Class B	4,506,400	312,969
	Omnicom Group Inc.	2,740,700	207,635
	DR Horton Inc.	6,712,400	170,495
*	Norwegian Cruise Line
	Holdings Ltd.	3,253,276	157,816
	Delphi Automotive plc	1,767,004	146,661
*	Bed Bath & Beyond Inc.	1,926,182	135,719
	Comcast Corp.
	Special Class A	2,330,649	134,222
	Renault SA	1,241,171	130,593
	General Motors Co.	3,682,200	129,098
	Time Warner Cable Inc.	778,000	120,995
	Honda Motor Co.
	Ltd. ADR	2,861,700	95,953
^	Volkswagen AG
	Preference Shares	359,620	92,583
	Genuine Parts Co.	1,025,181	92,112
*	Madison Square
	Garden Co. Class A	1,146,504	92,064
*	Houghton Mifflin
	Harcourt Co.	3,672,327	83,949
	Dick’s Sporting Goods Inc.	1,502,870	81,546
*	ServiceMaster Global
	Holdings Inc.	2,251,700	77,819
	Lennar Corp. Class A	1,578,246	72,284
*	Discovery
	Communications Inc.
	Class A	1,877,400	60,753
	Interpublic Group of
	Cos. Inc.	2,706,800	56,410
*	Meritage Homes Corp.	1,291,708	55,246
	Ryland Group Inc.	1,244,422	51,295
*,^	JC Penney Co. Inc.	5,449,000	45,227

	McDonald’s Corp.	458,000	44,220
	Hyundai Motor Co.	222,182	34,869
	Nordstrom Inc.	440,600	33,292
	Carnival Corp.	753,300	33,123
	Lowe’s Cos. Inc.	427,900	29,465
*	Deckers Outdoor Corp.	349,967	25,898
	Lear Corp.	13,750	1,527
	Cablevision Systems Corp.
	Class A	73,800	1,474
	Best Buy Co. Inc.	41,000	1,421
	Foot Locker Inc.	23,800	1,415
	H&R Block Inc.	46,100	1,394
	Whirlpool Corp.	4,500	790
	Royal Caribbean
	Cruises Ltd.	7,600	517
	Garmin Ltd.	2,100	95
			5,763,220
Consumer Staples (8.7%)
	Philip Morris
	International Inc.	12,987,053	1,084,029
	Wal-Mart Stores Inc.	11,158,505	870,922
	Imperial Tobacco
	Group plc ADR	8,734,425	849,248
	Altria Group Inc.	12,431,632	622,203
	Diageo plc ADR	3,684,120	409,011
	Sysco Corp.	5,039,356	186,608
	Kellogg Co.	2,825,900	178,964
	Molson Coors
	Brewing Co. Class B	1,776,950	130,624
	Bunge Ltd.	389,800	33,667
	Mondelez International
	Inc. Class A	253,900	9,742
	Procter & Gamble Co.	53,990	4,293
	PepsiCo Inc.	34,400	3,272
	Archer-Daniels-
	Midland Co.	43,000	2,102
	Dr Pepper Snapple
	Group Inc.	21,400	1,596
	Coca-Cola Co.	36,200	1,468

Windsor II Fund

			Market
			Value•
		Shares	($000)
	Clorox Co.	13,000	1,379
^	Pilgrim’s Pride Corp.	52,400	1,294
	Coty Inc. Class A	53,700	1,284
			4,391,706
Energy (10.1%)
	Phillips 66	10,959,369	869,188
	ConocoPhillips	11,897,389	808,071
	Occidental
	Petroleum Corp.	8,218,807	658,326
	Marathon
	Petroleum Corp.	6,348,020	625,724
	BP plc ADR	12,637,598	545,439
^	Seadrill Ltd.	17,348,107	227,087
	Apache Corp.	2,616,700	178,982
	Royal Dutch Shell
	plc ADR	2,483,144	157,506
	Marathon Oil Corp.	4,965,500	154,427
*	Cobalt International
	Energy Inc.	13,886,500	148,586
	Devon Energy Corp.	2,052,900	140,028
*	Dril-Quip Inc.	1,433,600	114,287
	Anadarko Petroleum Corp.	1,157,700	108,940
	Murphy Oil Corp.	2,131,600	101,485
	EOG Resources Inc.	976,000	96,575
	CONSOL Energy Inc.	2,737,420	88,911
*	Kosmos Energy Ltd.	4,013,300	39,250
	Exxon Mobil Corp.	121,182	10,588
	Gazprom OAO ADR	1,553,600	9,102
	Chevron Corp.	36,899	4,098
	Valero Energy Corp.	35,600	2,026
	National Oilwell Varco Inc.	31,900	1,736
	Chesapeake Energy Corp.	99,500	1,569
	Tesoro Corp.	17,400	1,493
*	Newfield Exploration Co.	29,800	1,169
	ONEOK Inc.	14,700	707
			5,095,300
Financials (21.7%)
	JPMorgan Chase & Co.	22,098,909	1,397,977
	Wells Fargo & Co.	22,861,273	1,259,656
	Citigroup Inc.	21,278,844	1,134,588
	PNC Financial Services
	Group Inc.	11,164,968	1,024,163
	Bank of America Corp.	60,203,926	959,049
	American Express Co.	9,393,196	727,503
	Capital One
	Financial Corp.	8,856,038	716,011
	XL Group plc Class A	8,447,132	313,220
	Navient Corp.	15,791,652	308,569
	American International
	Group Inc.	4,892,200	275,382
	Intercontinental
	Exchange Inc.	803,800	180,477
	Goldman Sachs Group Inc.	816,379	160,353
*	SLM Corp.	15,720,252	160,189

	SunTrust Banks Inc.	3,666,167	152,146
	MetLife Inc.	2,942,300	150,911
	Corrections Corp.
	of America	4,085,134	150,292
	Hartford Financial
	Services Group Inc.	3,526,300	143,767
	Comerica Inc.	3,004,500	142,443
	Voya Financial Inc.	3,360,300	142,275
	CBOE Holdings Inc.	2,196,500	123,597
	BNP Paribas SA	1,904,864	120,295
	Morgan Stanley	3,181,000	118,683
	Barclays plc	29,188,345	114,199
	Citizens Financial
	Group Inc.	4,208,700	109,637
	Aon plc	1,011,000	97,289
	Fifth Third Bancorp	4,606,900	92,138
	Unum Group	2,634,600	89,998
*	Ally Financial Inc.	3,964,800	86,790
*	Springleaf Holdings Inc.
	Class A	1,612,500	80,625
	Lincoln National Corp.	1,413,861	79,869
	State Street Corp.	810,400	62,498
	Chubb Corp.	599,200	58,931
	Allstate Corp.	676,100	47,097
	Nordea Bank AB	3,482,300	44,243
	Prudential Financial Inc.	404,614	33,017
	Bank of New York
	Mellon Corp.	726,000	30,739
	US Bancorp	73,749	3,162
	Travelers Cos. Inc.	21,100	2,133
	PartnerRe Ltd.	12,100	1,549
	Everest Re Group Ltd.	8,500	1,521
	Reinsurance Group of
	America Inc. Class A	16,300	1,493
	CIT Group Inc.	32,500	1,464
*	Synchrony Financial	46,800	1,458
	Axis Capital Holdings Ltd.	27,400	1,426
	Ameriprise Financial Inc.	11,000	1,378
	HCP Inc.	26,700	1,076
	AvalonBay
	Communities Inc.	6,500	1,068
	Weyerhaeuser Co.	31,300	986
	Host Hotels & Resorts Inc.	46,200	930
	UDR Inc.	25,200	826
	Digital Realty Trust Inc.	12,400	786
	Iron Mountain Inc.	19,200	662
	Brixmor Property
	Group Inc.	25,600	600
	Hospitality
	Properties Trust	19,400	584
*	Arch Capital Group Ltd.	9,500	576
	Public Storage	2,400	451
	Legg Mason Inc.	6,000	316
	KeyCorp	17,600	254
	Equity Residential	2,900	214

Windsor II Fund

			Market
			Value•
		Shares	($000)
*	Berkshire Hathaway Inc.
	Class B	1,400	198
	Alexandria Real Estate
	Equities Inc.	600	55
	Apartment Investment &
	Management Co.	700	26
	Kimco Realty Corp.	100	2
			10,913,810
Health Care (16.2%)
	Medtronic plc	19,000,106	1,414,558
	Pfizer Inc.	36,039,181	1,222,809
	Anthem Inc.	6,471,407	976,729
	Sanofi ADR	19,268,900	974,043
	Johnson & Johnson	9,393,391	931,824
	Merck & Co. Inc.	12,133,500	722,671
	Baxter International Inc.	4,049,800	278,383
	Zoetis Inc.	5,962,590	264,858
	Eli Lilly & Co.	3,655,100	262,692
	UnitedHealth Group Inc.	2,149,000	239,399
	GlaxoSmithKline plc ADR	3,173,000	146,434
	St. Jude Medical Inc.	1,912,516	133,972
	Aetna Inc.	1,165,300	124,536
	Mylan NV	1,704,700	123,182
^	Sanofi	1,095,600	111,522
*	Express Scripts
	Holding Co.	900,300	77,786
	Humana Inc.	349,300	57,844
	AbbVie Inc.	656,777	42,467
	Zimmer Holdings Inc.	248,300	27,273
	Omnicare Inc.	19,800	1,742
	Cardinal Health Inc.	19,000	1,603
	Bristol-Myers Squibb Co.	21,253	1,354
*	Hologic Inc.	23,100	779
	Becton Dickinson and Co.	4,100	578
*	Quintiles Transnational
	Holdings Inc.	8,600	567
			8,139,605
Industrials (9.1%)
	General Dynamics Corp.	6,419,760	881,561
	Honeywell
	International Inc.	8,542,561	862,115
	Raytheon Co.	8,150,156	847,616
	Emerson Electric Co.	9,047,200	532,247
2	Xylem Inc.	10,674,199	395,159
	Parker-Hannifin Corp.	1,295,700	154,655
	Cummins Inc.	733,200	101,372
	Stanley Black &
	Decker Inc.	952,400	94,002
	General Electric Co.	3,462,554	93,766
	Rockwell Automation Inc.	772,200	91,583
	CNH Industrial NV	9,395,800	81,931
	Tyco International plc	2,074,600	81,698
	Boeing Co.	494,000	70,810
	Rockwell Collins Inc.	663,400	64,569

	American Airlines
	Group Inc.	1,189,800	57,450
	PACCAR Inc.	789,000	51,561
	ADT Corp.	1,211,900	45,567
*	Koninklijke Philips NV	1,060,200	30,332
	Embraer SA ADR	944,000	29,434
	3M Co.	13,000	2,033
	Northrop Grumman Corp.	12,600	1,941
	Illinois Tool Works Inc.	16,900	1,582
	Waste Management Inc.	28,300	1,402
	Cintas Corp.	15,300	1,223
	Dover Corp.	400	30
			4,575,639
Information Technology (14.0%)
	Microsoft Corp.	29,811,390	1,450,026
	Oracle Corp.	21,571,900	940,966
	QUALCOMM Inc.	11,384,800	774,166
	Intel Corp.	18,210,400	592,748
	Apple Inc.	3,950,211	494,369
	International Business
	Machines Corp.	1,931,325	330,817
	Corning Inc.	13,300,600	278,382
	Xerox Corp.	22,416,075	257,785
	Cisco Systems Inc.	8,701,400	250,861
	EMC Corp.	8,664,400	233,159
	Hewlett-Packard Co.	6,539,450	215,606
	Samsung Electronics
	Co. Ltd.	144,300	189,300
*	Google Inc. Class A	252,037	138,310
	Teradyne Inc.	6,979,600	127,378
	Visa Inc. Class A	1,526,600	100,832
	Taiwan Semiconductor
	Manufacturing Co.
	Ltd. ADR	3,859,400	94,324
*	Citrix Systems Inc.	1,343,800	90,250
	Maxim Integrated
	Products Inc.	2,491,400	81,793
	Telefonaktiebolaget LM
	Ericsson ADR	7,134,500	77,909
*	Google Inc. Class C	112,533	60,468
*	Vantiv Inc. Class A	1,524,100	59,592
*	NXP Semiconductors NV	609,500	58,585
	SanDisk Corp.	608,700	40,746
*	Teradata Corp.	681,700	29,988
	Texas Instruments Inc.	547,700	29,691
	Western Digital Corp.	18,100	1,769
	Computer Sciences Corp.	23,200	1,495
	Avnet Inc.	32,000	1,364
	Jabil Circuit Inc.	58,800	1,324
	Skyworks Solutions Inc.	13,600	1,255
	Western Union Co.	49,900	1,012
*	Flextronics
	International Ltd.	69,200	798
	NVIDIA Corp.	12,700	282
			7,007,350

Windsor II Fund

			Market
			Value•
		Shares	($000)
Materials (0.5%)
	Eastman Chemical Co.	1,679,770	128,032
	International Paper Co.	2,204,800	118,442
	LyondellBasell Industries
	NV Class A	24,220	2,507
	Dow Chemical Co.	47,100	2,402
	Ashland Inc.	12,100	1,529
	Avery Dennison Corp.	25,700	1,429
	United States Steel Corp.	30,600	735
	EI du Pont
	de Nemours & Co.	6,050	443
			255,519
Other (0.4%)
3	Vanguard Value ETF	1,261,200	106,912
	SPDR S&P 500 ETF Trust	440,730	91,901
			198,813
Telecommunication Services (2.7%)
	Verizon
	Communications Inc.	17,963,723	906,090
	AT&T Inc.	8,676,707	300,561
	Vodafone Group plc ADR	4,509,136	158,722
	CenturyLink Inc.	47,800	1,719
			1,367,092
Utilities (2.9%)
2	CenterPoint Energy Inc.	27,328,413	573,077
	Entergy Corp.	5,433,278	419,340
	Public Service Enterprise
	Group Inc.	6,489,200	269,561
*	Calpine Corp.	4,323,300	94,291
	NRG Energy Inc.	1,776,200	44,831
	PPL Corp.	899,700	30,617
	Southern Co.	560,200	24,817
	American Electric
	Power Co. Inc.	33,300	1,894
	PG&E Corp.	35,300	1,868
	Edison International	27,600	1,682
	DTE Energy Co.	20,000	1,593
	Consolidated Edison Inc.	18,900	1,163
	UGI Corp.	7,550	263
	Duke Energy Corp.	2,100	163
	AES Corp.	3,800	50
			1,465,210
Total Common Stocks
(Cost $35,754,720)			49,173,264

Temporary Cash Investments (3.0%)[1]
Money Market Fund (2.9%)
[4,5]	Vanguard Market
	Liquidity Fund,
	0.121%	1,473,959,826	1,473,960

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
6	Federal Home Loan
	Bank Discount Notes,
	0.077%, 5/20/15	4,500	4,500
[6,7]	Federal Home Loan
	Bank Discount Notes,
	0.135%, 8/5/15	16,100	16,094
[7,8]	Freddie Mac
	Discount Notes,
	0.118%, 7/31/15	100	100
			20,694
Total Temporary Cash Investments
(Cost $1,494,654)			1,494,654
Total Investments (100.8%)
(Cost $37,249,374)			50,667,918
Other Assets and Liabilities (-0.8%)
Other Assets			192,383
Liabilities[5]			(600,507)
			(408,124)
Net Assets (100%)			50,259,794

Windsor II Fund

At April 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	34,991,118
Undistributed Net Investment Income	267,040
Accumulated Net Realized Gains	1,582,752
Unrealized Appreciation (Depreciation)
Investment Securities	13,418,544
Futures Contracts	358
Foreign Currencies	(18)
Net Assets	50,259,794

Investor Shares—Net Assets
Applicable to 449,889,474 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	17,047,967
Net Asset Value Per Share—
Investor Shares	$37.89

Admiral Shares—Net Assets
Applicable to 493,829,097 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	33,211,827
Net Asset Value Per Share—
Admiral Shares	$67.25

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $258,802,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.9% and 2.9%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $265,662,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
7 Securities with a value of $2,899,000 have been segregated as initial margin for open futures contracts.
8 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Operations

Six Months Ended
April 30, 2015
($000)
Investment Income
Income
Dividends[1]	589,196
Interest	893
Securities Lending	971
Total Income	591,060
Expenses
Investment Advisory Fees—Note B
Basic Fee	35,304
Performance Adjustment	(5,105)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	16,884
Management and Administrative—Admiral Shares	19,417
Marketing and Distribution—Investor Shares	1,225
Marketing and Distribution—Admiral Shares	2,412
Custodian Fees	199
Shareholders’ Reports—Investor Shares	98
Shareholders’ Reports—Admiral Shares	102
Trustees’ Fees and Expenses	44
Total Expenses	70,580
Expenses Paid Indirectly	(701)
Net Expenses	69,879
Net Investment Income	521,181
Realized Net Gain (Loss)
Investment Securities Sold	1,573,208
Futures Contracts	17,227
Foreign Currencies	(256)
Realized Net Gain (Loss)	1,590,179
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(278,919)
Futures Contracts	(1,939)
Foreign Currencies	1
Change in Unrealized Appreciation (Depreciation)	(280,857)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,830,503
1 Dividends are net of foreign withholding taxes of $2,316,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	521,181	1,128,081
Realized Net Gain (Loss)	1,590,179	3,523,548
Change in Unrealized Appreciation (Depreciation)	(280,857)	1,818,861
Net Increase (Decrease) in Net Assets Resulting from Operations	1,830,503	6,470,490
Distributions
Net Investment Income
Investor Shares	(178,932)	(395,962)
Admiral Shares	(359,203)	(690,363)
Realized Capital Gain[1]
Investor Shares	(1,126,627)	(385,723)
Admiral Shares	(2,171,141)	(613,548)
Total Distributions	(3,835,903)	(2,085,596)
Capital Share Transactions
Investor Shares	421,621	(2,347,152)
Admiral Shares	1,633,779	2,545,234
Net Increase (Decrease) from Capital Share Transactions	2,055,400	198,082
Total Increase (Decrease)	50,000	4,582,976
Net Assets
Beginning of Period	50,209,794	45,626,818
End of Period[2]	50,259,794	50,209,794

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $261,959,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $267,040,000 and $284,250,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$39.59	$36.19	$29.33	$25.68	$24.37	$22.22
Investment Operations
Net Investment Income	. 393	. 868.740		. 644	. 557	. 495
Net Realized and Unrealized Gain (Loss)
on Investments	.935	4.167	6.842	3.627	1.276	2.151
Total from Investment Operations	1.328	5.035	7.582	4.271	1.833	2.646
Distributions
Dividends from Net Investment Income	(. 415)	(. 838)	(.722)	(. 621)	(. 523)	(. 496)
Distributions from Realized Capital Gains	(2.613)	(.797)	—	—	—	—
Total Distributions	(3.028)	(1.635)	(.722)	(.621)	(.523)	(.496)
Net Asset Value, End of Period	$37.89	$39.59	$36.19	$29.33	$25.68	$24.37

Total Return[1]	3.65%	14.36%	26.26%	16.90%	7.48%	12.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,048	$17,312	$18,034	$18,255	$19,010	$20,921
Ratio of Total Expenses to
Average Net Assets[2]	0.34%	0.36%	0.36%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to
Average Net Assets	2.03%	2.28%	2.25%	2.30%	2.11%	2.08%
Portfolio Turnover Rate	20%	27%	27%	22%	23%	29%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.00%, (0.01%), (0.02%), (0.01%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$70.27	$64.23	$52.06	$45.59	$43.26	$39.46
Investment Operations
Net Investment Income	.726	1.601	1.366	1.188	1.025	.914
Net Realized and Unrealized Gain (Loss)
on Investments	1.657	7.398	12.134	6.424	2.264	3.811
Total from Investment Operations	2.383	8.999	13.500	7.612	3.289	4.725
Distributions
Dividends from Net Investment Income	(.767)	(1.545)	(1.330)	(1.142)	(.959)	(.925)
Distributions from Realized Capital Gains	(4.636)	(1.414)	—	—	—	—
Total Distributions	(5.403)	(2.959)	(1.330)	(1.142)	(.959)	(.925)
Net Asset Value, End of Period	$67.25	$70.27	$64.23	$52.06	$45.59	$43.26

Total Return[1]	3.70%	14.46%	26.36%	16.98%	7.56%	12.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$33,212	$32,898	$27,593	$19,032	$14,771	$13,381
Ratio of Total Expenses to
Average Net Assets[2]	0.26%	0.28%	0.28%	0.27%	0.27%	0.27%
Ratio of Net Investment Income to
Average Net Assets	2.11%	2.36%	2.33%	2.38%	2.19%	2.16%
Portfolio Turnover Rate	20%	27%	27%	22%	23%	29%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.00%, (0.01%), (0.02%), (0.01%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Notes to Financial Statements

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Windsor II Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2011–2014), and for the period ended April 30, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2015, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income

Windsor II Fund

over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Barrow, Hanley, Mewhinney & Strauss, LLC; Lazard Asset Management LLC; Hotchkis and Wiley Capital Management, LLC; and Sanders Capital, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, LLC, is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI US Prime Market 750 Index. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. The basic fee of Hotchkis and Wiley Capital Management, LLC, is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI US Investable Market 2500 Index. The basic fee of Sanders Capital, LLC, is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell 3000 Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $178,000 for the six months ended April 30, 2015.

For the six months ended April 30, 2015, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets, before a decrease of $5,105,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At April 30, 2015, the fund had contributed capital of $4,488,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.79% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2015, these arrangements reduced the fund’s expenses by $701,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Windsor II Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	48,326,558	846,706	—
Temporary Cash Investments	1,473,960	20,694	—
Futures Contracts—Assets[1]	126	—	—
Futures Contracts—Liabilities[1]	(579)	—	—
Total	49,800,065	867,400	—
1 Represents variation margin on the last day of the reporting period.

F. At April 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2015	184	19,126	280
S&P 500 Index	June 2015	28	14,552	78
				358

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2015, the cost of investment securities for tax purposes was $37,249,374,000. Net unrealized appreciation of investment securities for tax purposes was $13,418,544,000, consisting of unrealized gains of $15,945,968,000 on securities that had risen in value since their purchase and $2,527,424,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2015, the fund purchased $4,968,850,000 of investment securities and sold $5,738,214,000 of investment securities, other than temporary cash investments.

Windsor II Fund

I. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	April 30, 2015		October 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	499,099	13,162	979,531	25,949
Issued in Lieu of Cash Distributions	1,277,190	35,030	763,842	21,030
Redeemed	(1,354,668)	(35,570)	(4,090,525)	(108,094)
Net Increase (Decrease)—Investor Shares	421,621	12,622	(2,347,152)	(61,115)
Admiral Shares
Issued	1,319,297	19,528	4,111,581	61,245
Issued in Lieu of Cash Distributions	2,413,345	37,306	1,242,899	19,236
Redeemed	(2,098,863)	(31,187)	(2,809,246)	(41,910)
Net Increase (Decrease)—Admiral Shares	1,633,779	25,647	2,545,234	38,571

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31,		Proceeds			April 30,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
CenterPoint Energy Inc.	631,584	36,441	—	12,874	—	573,077
Vanguard Market Liquidity Fund	1,585,064	NA1	NA1	884	—	1,473,959
Vanguard Value ETF	104,251	—	—	1,278	—	106,912
Xylem Inc.	388,114	—	—	2,869	—	395,159
Total	2,709,013			17,905	—	2,549,107
1 Not applicable—purchases and sales are for temporary cash investment purposes.

K. Management has determined that no material events or transactions occurred subsequent to April 30, 2015, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor II Fund	10/31/2014	4/30/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,036.54	$1.72
Admiral Shares	1,000.00	1,036.95	1.31
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.11	$1.71
Admiral Shares	1,000.00	1,023.51	1.30

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.34% for Investor Shares and 0.26% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Windsor II Fund has renewed the fund’s investment advisory arrangements with Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley); Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley); Lazard Asset Management LLC (Lazard); Sanders Capital, LLC (Sanders Capital); and The Vanguard Group, Inc. (Vanguard) (through its Quantitative Equity Group). The board determined renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

Barrow Hanley. Founded in 1979, Barrow Hanley is known for its commitment to value investing. A subsidiary of Old Mutual Asset Managers, Barrow Hanley remains independently managed. Using fundamental research, Barrow Hanley seeks to make long-term investments in quality or improving businesses that are undervalued due to short-term disappointments. The firm seeks to construct a portfolio with strict adherence to valuation factors, with below-average price/earnings and price/book value ratios, and above-average current yields. Barrow Hanley has advised the fund since the fund’s inception in 1985.

Hotchkis and Wiley. Founded in 1980, Hotchkis and Wiley is a value-oriented firm that manages various large-, mid-, and small-cap portfolios. Hotchkis and Wiley invests in companies where it believes that the present value of future cash flows exceeds the market price. The firm believes that the market frequently undervalues companies due to the extrapolation of current trends, while capital flows usually cause a company’s returns and profitability to normalize over the long term. Hotchkis and Wiley seeks to identify these companies with a disciplined, bottom-up research process. Hotchkis and Wiley has managed a portion of the fund since 2003.

Lazard. Lazard provides investment management services for clients around the world in a variety of investment mandates, including international equities, domestic equities, and fixed income securities. The investment team at Lazard employs a bottom-up stock-selection process to identify stocks with sustainable financial productivity and attractive valuations. The investment process incorporates three types of research: financial screening, fundamental analysis, and accounting validation. Lazard is a subsidiary of Lazard Freres & Co. LLC and has managed a portion of the fund since 2007.

Sanders Capital. Founded in 2009, Sanders Capital employs a traditional bottom-up, fundamental research driven approach to identify securities that are undervalued relative to their expected total return. Sanders Capital has managed a portion of the fund since 2010.

Vanguard. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 1991.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Barrow Hanley, Lazard, Hotchkis and Wiley, or Sanders Capital, in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Barrow Hanley, Lazard, Hotchkis and Wiley, and Sanders Captial. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Controller Since July 2010. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and Other
Chairman of the Board of Hillenbrand, Inc. (specialized	Experience: Principal of The Vanguard Group, Inc.;
consumer services), and of Oxfam America; Director	Controller of each of the investment companies served
of SKF AB (industrial machinery), Hyster-Yale Materials	by The Vanguard Group; Assistant Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2001–2010).
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board	Thomas J. Higgins
to the Kellogg Institute for International Studies, both	Born 1957. Chief Financial Officer Since September
at the University of Notre Dame.	2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Mark Loughridge	Group, Inc.; Chief Financial Officer of each of the
Born 1953. Trustee Since March 2012. Principal	investment companies served by The Vanguard Group;
Occupation(s) During the Past Five Years and Other	Treasurer of each of the investment companies served
Experience: Senior Vice President and Chief Financial	by The Vanguard Group (1998–2008).
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan	Kathryn J. Hyatt
Committee (2004–2013); Director of the Dow Chemical	Born 1955. Treasurer Since November 2008. Principal
Company; Member of the Council on Chicago Booth.	Occupation(s) During the Past Five Years and Other
Experience: Principal of The Vanguard Group, Inc.;
Scott C. Malpass	Treasurer of each of the investment companies served
Born 1962. Trustee Since March 2012. Principal	by The Vanguard Group; Assistant Treasurer of each of
Occupation(s) During the Past Five Years and Other	the investment companies served by The Vanguard
Experience: Chief Investment Officer and Vice	Group (1988–2008).
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of	Heidi Stam
Business at Notre Dame; Member of the Notre Dame	Born 1956. Secretary Since July 2005. Principal
403(b) Investment Committee; Board Member of	Occupation(s) During the Past Five Years and Other
TIFF Advisory Services, Inc., and Catholic Investment	Experience: Managing Director of The Vanguard
Services, Inc. (investment advisors); Member of	Group, Inc.; General Counsel of The Vanguard Group;
the Investment Advisory Committee of Major	Secretary of The Vanguard Group and of each of the
League Baseball.	investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
André F. Perold	Marketing Corporation.
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other	Vanguard Senior ManagementTeam
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Mortimer J. Buckley	Chris D. McIsaac
(retired 2011); Chief Investment Officer and Managing	Kathleen C. Gubanich	Michael S. Miller
Partner of HighVista Strategies LLC (private investment	Paul A. Heller	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the	Founder
Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q732 062015

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WINDSOR FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WINDSOR FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: June 18, 2015
VANGUARD WINDSOR FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: June 18, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.